EXHIBIT 99.510

Utility Industry - The Change Drivers TECHNOLOGY - Generation Economics CONSUMERS - Choice & Value MARKET & INVESTORS - Opportunities & Profitabiliy PUBLIC POLICY - Competition & Efficiency De-regulation & Re-structuring

The Utility Traditional Strategy COST CENTER & BUDGET CENTRIC REGULATION CONSTRAINTS CAPACITY FULFILLMENT SERVICE RELIABILITY CUSTOMER SERVICE

Market Economic Pressure M o n e y Time Revenues Operating Costs Wages Capital Competition Regulatory Change

The Future Market Requires...... COST REVENUES REVENUE FOCUSED PRODUCT & SERVICES OFFERINGS ASSET UTILIZATION & LEVERAGE MANAGE FOR GROWTH

Compelling Challenges.... People Technology Process COMPETITIVE ADVANTAGE NEW ENTITIES ISO / PX Interface Revenue Validation Outage Mgmt & Coordination INCENTIVE RATE MAKING "BPR" Cost Reduction Asset & Load Management Reliability Enhancement Safety Enhancement GROWTH OPPORTUNITIES New Product & Services (O&M Services) Load Development & Marketing (EV Deployment) R/W Leasing Increase Load Through Put

New Entities.... ISO / PX Interface Revenue Validation Outage Mgmt & Coordination Interface efficiently & effectively with ISO Primarily with ISO - Protocol to be established Grid Operating Center - Single point of contact ISO decides how to operate the grid, PGBU operates Real time / metered load, & other comm. systems Effective validation of ISO decisions Real time load flow analytical & monitoring tools - Validate Congestion Contract, Access Fees, etc. Metered load / revenue data - Validate revenue Analytical tools for above & connectivity to MIS System integrity & cost / revenue modeling for outage management (currently by Grid Dispatch) ISO will manage & schedule system outages - specifics not yet determined Minimum requirement: coordination with ISO for Grid & Distribution operation / outage scheduling Minimum system requirement: Real time load flow analytical tools

Incentive Rate Making - PBR O & M Cost Reduction Asset & Equipment Management Reliability Enhancement Safety Enhancement Increase labor / equipment operating efficiency Labor cost by work functions data Equipment cost & utilization data Management Information Systems & Analysis tools Increase maintenance / scheduling efficiency Condition / performance based maintenance Equipment performance data & labor function cost System utilization & cost / revenue data Cost / benefit analysis tools Risk Assessment & Containment Program System performance & cost bases Cost / benefit & risk analysis tools Training program Connectivity with MIS Reliability (CMI) Tracking & Analysis Real time & historic performance data Outage management & automated tracking tool Connectivity with MIS

Growth Opportunity - Revenue Enhancement New Product & Services New Load Development & Marketing R/W Leasing Power & Load Through Put Products / services development & marketing Market / customer needs knowledge Technology watch program P/S development, marketing / customer service procedures & management tools Resource utilization & cost base Cost accounting / benefit analysis tools Market segmentation & risk analysis tools Resource management, scheduling, dispatch tools Project Management program / tools - estimating /cost control & reporting Effective infrastructure / facility management Infrastructure / facility inventory & utilization data Cost (to manage) data Management / Optimization tools Enhance power / load transmitted through grid Real time power flow analysis tool Dynamic line compensation technology

Current PGBU KPIs Shashi to compile

Future KPIs GROWTH OPPORTUNITIES Contribution to Overhead & Profit Revenue Product/Service Ratio Backlog $ / MnYr Cost of Sales Cost of Cash Customer Satisfaction Market Penetration INCENTIVE RATE MAKING "BPR" O&M /Circuit Mile O&M/kWh & KW Grid Revenue/Grid Ratebase Material Turnover Asset Utilization (Loadflow/Capacity) CMI Customer Outage Frequency Reliability Sensibility (CMI Change per $ change) Regulatory & Environmental Compliance OSHA & Loss Time Accident Training Hr. / FTE # of Performance Errors Control Area Performance NEW ENTITIES "ISO/PX" (Cost to Comply) (Conflict resolution) (Compliance index - Citations - Fines) (Satisfaction index) Need help from Paul, Ali, & Daruish in this area New KPI

Other Operation Based IS & Tools

Construction, Operations, Testing & Dispatch

- EMS & AGC
- PMS - Harris SCADA
- OMS - M3i
- OC System Load Acquisition
- Task Master Evant Logging
- Various R/T Monitor systems
- Equipment DB (Under development)
- Relay Settings DB (paper)
- Doble Relay Test data (PC)
- SAS Data Acquisition (To be developed)
- CMI Tracking

Engineering & Design

- AutoCad Design Drafting
- ABOM & MMS
- WSCC & PTI Load Flow
- Short Circuit Analysis (PTI)
- PC & MF Engineering Analytical

Project Management

- Project Management (Under development)
- Design Scheduling & Costing
- Project Scheduling & Tracking
- (Prima Vera & MS Project)

Records & Mapping

- Real Propert Mapping - Paper & AutoCad
- Map Info GIS
- Maps &1 Line - Paper & AutoCad (On Line)

SOUTHERN CALIFORNIA EDISON

perotsystems

PGBU - Current Business Functions

GP&S
Staffing - 20

- Grid Planning (3-5 Yr.)
  - Transmission
  - Subtransmission
- Grid Strategy
  - Bus Strategy
    - Regulated
    - Competitive

GOM
Staffing - 1,100

- Grid Engineering
  - Protection
  - Equip Failure Analysis
- Grid Operation
  - Sub automation
- Grid Construction
  - Transmission
  - Substation
- Grid Maintenance
  - Transmission
  - Substation
- Grid Project Management
- Grid crew/operator Training

GD
Staffing - 40

- EMS / Automatic Generation Control
  - Load / Gen Balancing
- Grid Switching / Outage Mgmt
  - Transmission
  - Subtransmission
- Switching Center Coordination
- Energy Pre-scheduling / Accounting
- Short Term Planning
  - 1 to 2 year
  - Transmission

GC&BM
Staffing - 60

- Budget Planning & Monitor Budget Performance
- Manage Grid Access Requests
- Administer 600+ energy & Grid contracts
- FERC Form 1 Coordination
- OOR Tracking
- Business Development
  - New P / S
  - Mkt Strategy
  - Regulatory Coordination
  - Asset Management
- PGBU IS Support

SOUTHERN CALIFORNIA EDISON

perotsystems

PGBU - Future Business Functions

GP&S
Staffing - 20

- Grid Planning (3-5 Yr.)
  - Transmission
  - Subtransmission
- Grid Strategy
  - Bus Strategy
    - Regulated
    - Competitive

GOM
Staffing - 1,100

- Grid Engineering
  - Protection
  - Equip Failure Analysis
- Grid Operation
  - Sub automation
- Grid Construction
  - Transmission
  - Substation
- Grid Maintenance
  - Transmission
  - Substation
- Grid Project Management
- Grid crew/operator Training

GD
Staffing - 40

- EMS / Automatic Generation Control
  - Load / Gen Balancing
- Grid Switching / Outage Mgmt
  - Transmission
  - Subtransmission
- Switching Center Coordination
- Energy Pre-scheduling / Accounting
- Short Term Planning
  - 1 to 2 year
  - Transmission

GC&BM
Staffing - 60

- Budget Planning & Monitor Budget Performance
- Manage Grid Access Requests
- Administer 600+ energy & Grid contracts
- FERC Form 1 Coordination
- OOR Tracking
- Business Development
  - New P / S
  - Mkt Strategy
  - Regulatory Coordination
  - Asset Management
- PGBU IS Support

- ISO
- PX

SOUTHERN CALIFORNIA EDISON

perotsystems